Exhibit 99.1

ADS Waste Holdings, Inc. announced today revenue of $345.7 million for the three months ended September 30, 2013 versus $115.4 million for the comparable period in 2012. Net loss for the three month period ended September 30, 2013 was $32.4 million versus $1.2 million for the comparable period. Excluding $11.1 million of costs incurred associated with the integration of the acquisition of Veolia ES Solid Waste (“Veolia”), net loss from continuing operations for the three months ended September 30, 2013 was $9.4 million compared to net income from continuing operations for the comparable period in 2012 of $3.0 million and operating income for the three months ended September 30, 2013 and 2012 was $19.1 million and $4.7 million, respectively.

“We have increased our proforma revenue from continuing operations by 3.8% over the comparable quarter in 2012 and improved our operating margin over the comparable quarter in 2012 by 170 basis points. We have substantially completed our rebranding efforts across the areas in which we operate and continue to focus on our overall growth strategy. SG&A expenses declined 70 basis points as a percent of revenue for the comparable quarter and by 390 basis points, excluding the integration costs associated with Veolia. We will continue to focus on achieving the estimated synergies in the integration of our business.” said Charlie Appleby, CEO.

Our adjusted free cash flow for the nine months ended September 30, 2013 was $92.8 million compared to $15.1 million for the comparable period in the prior year. See the “Reconciliation of Certain Non-GAAP Measures” schedule contained herein.

Excluding certain charges associated with the integration and other expenses recorded during the period, adjusted EBITDA on a proforma basis from continuing operations for the three months ended September 30, 2013 was $99.8 million compared to $93.3 million for the three months ended September 30, 2012. The calculation of free cash flow as well as the details of charges and other expenses that are excluded from EBITDA in arriving at adjusted EBITDA is contained in the “Reconciliation of Certain Non-GAAP Measures” section of this press release.

(a)	For purposes of this press release within the commentary, all reference to “Net loss” refer to the financial statement line item “Net loss attributable to ADS Waste Holdings, Inc.”

(b)	This press release contains a discussion of non-GAAP measures, as defined in Regulation G of the Securities Exchange Act of 1934, as amended. The Company reports its financial results in compliance with GAAP, but believes that also discussing non-GAAP measures provides investors with (i) additional, meaningful comparisons of current results to prior periods’ results by excluding items that the Company does not believe reflect its fundamental business performance and are not representative or indicative of its results of operations and (ii) financial measures the Company uses in the management of its business. Accordingly, net (loss) and income from operations have been presented in certain instances excluding special items noted in this press release.

SUPPLEMENTAL UNAUDITED FINANCIAL INFORMATION AND OPERATING DATA

ADS Waste Holdings, Inc.

Unaudited Consolidated Statements of Income

(in millions of dollars)	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012

Service revenues	$345.7	$115.4	$988.5	$341.0

Operating costs and expenses
Operating	214.6	71.2	616.9	207.6
Selling, general and administrative	46.2	16.3	134.8	47.6
Depreciation and amortization	73.1	20.3	210.0	61.4
Acquisition and development costs	0.8	2.7	1.0	2.8
Restructuring charges	2.2	—	4.1	—
Loss on disposal of assets	0.8	0.2	0.6	0.7

Total operating costs and expenses	337.7	110.7	967.4	320.1

Operating income	8.0	4.7	21.1	20.9

Other income (expense)
Interest expense	(38.5)	(6.1)	(122.1)	(17.5)
Interest income	0.1	0.1	0.2	0.1
Other, net	0.7	0.3	1.9	0.2

Total other expense	(37.7)	(5.7)	(120.0)	(17.2)

(Loss) income from continuing operations before income taxes	(29.7)	(1.0)	(98.9)	3.7
Income tax (benefit) provision	(9.2)	(4.0)	(34.4)	1.6

(Loss) income from continuing operations	(20.5)	3.0	(64.5)	2.1

Discontinued operations
Loss from discontinued operations	(14.8)	(3.9)	(21.6)	(9.4)
Income tax benefit (expense)	2.9	(0.4)	4.3	(0.5)

Discontinued operations, net	(11.9)	(4.3)	(17.3)	(9.9)

Net loss	(32.4)	(1.3)	(81.8)	(7.8)
Less: Net loss attributable to noncontrolling interests	—	(0.1)	—	(0.2)

Net loss attributable to ADS Waste Holdings, Inc.	$(32.4)	$(1.2)	$(81.8)	$(7.6)

ADS Waste Holdings, Inc.

Consolidated Balance Sheets

(in millions of dollars)	September 30, 2013	December 31, 2012
Assets
Current assets
Cash and cash equivalents	$17.1	$18.8
Accounts receivable, net of allowance for doubtful accounts of $4.9 and $3.2, respectively	198.3	196.4
Prepaid expenses and other current assets	32.6	32.1
Deferred income taxes	2.1	2.1
Assets of businesses held for sale	13.7	90.8

Total current assets	263.8	340.2

Restricted cash	9.1	9.1
Other assets, net	123.0	97.7
Property and equipment, net	1,695.9	1,750.6
Goodwill	1,162.6	1,138.1
Other intangible assets, net	431.7	449.5

Total assets	$3,686.1	$3,785.2

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$83.2	$70.5
Accrued expenses	119.8	114.2
Deferred revenue	57.1	56.2
Current maturities of landfill retirement obligations	32.0	20.1
Current maturities of long-term debt	20.4	19.2
Liabilities of businesses held for sale	9.9	25.5

Total current liabilities	322.4	305.7

Other long-term liabilities, less current maturities	45.6	41.2
Long-term debt, less current maturities	2,305.8	2,310.5
Accrued landfill retirement obligations, less current maturities	166.7	165.2
Deferred income taxes	261.4	300.1

Total liabilities	3,101.9	3,122.7

Commitments and contingencies

Equity
Common stock: $.01 par value, 1,000 shares authorized, issued and outstanding	—	—
Additional paid-in capital	1,107.9	1,104.9
Accumulated other comprehensive income (loss)	0.8	(2.2)
Accumulated deficit	(524.5)	(442.7)
Noncontrolling interests	—	2.5

Total stockholders’ equity	584.2	662.5

Total liabilities and stockholders’ equity	$3,686.1	$3,785.2

ADS Waste Holdings, Inc.

Unaudited Consolidated Statements of Cash Flows

(in millions of dollars)	Nine Months Ended September 30,
	2013	2012
Cash flows from operating activities
Net loss	$(81.8)	$(7.8)
Less: Net loss attributable to noncontrolling interest	—	(0.2)

Net loss attributable to the Company	(81.8)	(7.6)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	213.5	79.1
Interest accretion loss contracts	0.3	1.0
Amortization of debt issuance costs	8.8	1.9
Accretion of original issue discount	3.7	—
Accretion on landfill retirement obligations	12.1	4.9
Amortization of loss on terminated interest rate swaps	4.5	—
Change in fair value of derivatives	—	—
Provision for doubtful accounts	3.9	1.8
Loss on sale of property and equipment	0.8	0.5
Impairment of businesses sold/held for sale	18.5	—
Interest accretion on senior management notes receivable	—	(0.7)
Stock option vesting	3.0	0.9
Change in deferred tax (benefit) provision	(41.2)	1.5
Earnings in equity investee	(0.4)	—
Changes in operating assets and liabilities, net of businesses acquired
Increase in accounts receivable	(7.0)	(3.1)
(Increase) decrease in prepaid expenses and other current assets	(1.2)	2.0
Increase in parts and supplies	(0.1)	—
Decrease (increase) in other assets	9.5	(1.8)
Increase in accounts payable	15.2	4.1
Increase (decrease) in accrued expenses	6.0	(4.6)
Increase (decrease) in unearned revenue	0.2	(0.2)
Increase (decrease) in other long-term liabilities	1.9	(2.3)
Capping, closure and post-closure expenditures	(4.8)	(2.4)

Net cash provided by operating activities	165.4	74.8

Cash flows from investing activities
Purchases of property and equipment and construction and development	(112.2)	(60.8)
Proceeds from sale of property and equipment	0.4	1.1
Repayments of notes receivable	0.1	—
Acquisition of businesses, net of cash acquired	(45.9)	(6.5)
Proceeds from sale of businesses	32.7	—

Net cash used in investing activities	(124.9)	(66.2)

Cash flows from financing activities
Proceeds from borrowings on long-term debt	141.0	40.8
Repayment of long-term debt	(157.3)	(26.3)
Capital contributions	—	5.5
Deferred financing charges	(22.5)	—
Bank overdraft	(3.3)	(1.1)
Distributions of retained earnings	—	(22.8)
Other financing activities	—	(1.0)

Net cash used in financing activities	(42.1)	(4.9)

Net (decrease) increase in cash and cash equivalents	(1.6)	3.7
Cash and cash equivalents, beginning of period	18.8	6.9

Cash and cash equivalents, end of period	17.2	10.6
Less: cash and cash equivalents of discontinued operations, end of period	(0.1)	—

Cash and cash equivalents from continuing operations, end of period	$17.1	$10.6

You should read the following information in conjunction with our audited consolidated financial statements and notes thereto as of and for the year ended December 31, 2012 appearing in our Registration Statement on Form S-4, as filed with the Securities and Exchange Commission. All amounts below are in millions and as a percentage of our revenue.

REVENUE

The following table reflects our revenue by line of business for the periods presented (in millions of dollars and as a percentage of revenue):

	Three Months Ended September 30,				Nine Months Ended September 30,
	2013		2012		2013		2012

Collection	$229.5	66.4%	$78.0	67.6%	$670.9	67.9%	$229.5	67.3%
Disposal	124.1	35.9%	42.4	36.7%	339.2	34.3%	117.9	34.6%
Sale of recyclables	8.9	2.6%	3.3	2.9%	26.9	2.7%	10.9	3.2%
Fuel and environmental cost recovery fee	21.9	6.3%	4.8	4.2%	60.6	6.1%	15.0	4.4%
Other	24.7	7.1%	9.3	8.1%	71.5	7.2%	26.2	7.7%
Intercompany eliminations	(63.4)	(18.3)%	(22.4)	(19.4)%	(180.6)	(18.2)%	(58.5)	(17.2)%

Total	$345.7	100.0%	$115.4	100.0%	$988.5	100.0%	$341.0	100.0%

COST OF OPERATIONS

The following table summarizes the major components of our cost of operations, exclusive of accretion expense on landfill retirement obligations, for the periods presented (in millions and as a percentage of revenue):

	Three Months Ended September 30,				Nine Months Ended September 30,
	2013		2012		2013		2012

Labor and related benefits	$74.4	21.5%	$23.5	20.4%	$216.6	21.9%	$68.6	20.1%
Transfer and disposal costs	49.3	14.3%	20.8	18.0%	140.5	14.2%	53.4	15.7%
Maintenance and repairs	18.3	5.3%	5.7	4.9%	49.0	5.0%	16.4	4.8%
Fuel	25.6	7.4%	9.2	8.0%	75.0	7.6%	27.2	8.0%
Franchise fees and taxes	15.7	4.5%	1.7	1.5%	42.7	4.3%	5.2	1.5%
Risk management	6.4	1.9%	2.9	2.5%	18.3	1.9%	7.5	2.2%
Other	21.3	6.2%	5.8	5.0%	63.5	6.4%	24.5	7.2%

Total operating expenses	$211.0	61.1%	$69.6	60.3%	$605.6	61.3%	$202.8	59.5%

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

The following table summarizes our selling, general and administrative expenses for the periods presented (in millions and as a percentage of revenue):

	Three Months Ended September 30,				Nine Months Ended September 30,
	2013		2012		2013		2012

Salaries and benefits	$25.6	7.4%	$10.6	9.2%	$82.0	8.3%	$31.0	9.1%
Legal and Professional	4.9	1.4%	1.5	1.3%	15.4	1.6%	3.7	1.1%
Rebranding and intregration costs	5.7	1.6%	—	0.0%	9.4	1.0%	—	0.0%
Other	10.0	3.0%	4.2	3.6%	28.0	2.7%	12.9	3.8%

Total selling, general and administrative expenses	$46.2	13.4%	$16.3	14.1%	$134.8	13.6%	$47.6	14.0%

These cost categories may not be comparable to similarly titled categories used by other companies.

RECONCILIATION OF CERTAIN NON-GAAP MEASURES

We believe that presenting adjusted EBITDA from continuing operations, free cash flow and adjusted free cash flow, which are not measures determined in accordance with GAAP, provides an understanding of operational activities before the financial impact of certain items. We use these measurements, and believe investors will find them helpful, in understanding the ongoing performance of our operations separate from items that have a disproportionate impact on our results for a particular period. Our definition of adjusted EBITDA from continuing operations and adjusted free cash flow may not be comparable to similarly titled measures presented by other companies.

The following table calculates adjusted earnings before interest, taxes, depreciation, amortization and accretion adjusted for the integration costs associated with the integration of the Veolia acquisition, certain other costs and other acquisitions for the periods presented (in millions of dollars):

ADJUSTED EBITDA

	Three Months Ended September 30, 2013	Three Months Ended September 30, 2012	Nine Months Ended September 30, 2013	Nine Months Ended September 30, 2012

Net loss	$(32.4)	$(1.3)	$(81.8)	$(7.8)

Less: loss from discontinued operations	(11.9)	(4.3)	(17.3)	(9.9)

Loss from continuing operations	(20.5)	3.0	(64.5)	2.1

Additions/deductions:
(Benefit) provision for income taxes	(9.2)	(4.0)	(34.4)	1.6
Interest expense	38.5	6.1	122.1	17.5
Depreciation and amortization	73.1	20.3	210.0	61.4
Accretion on landfill retirement obligations	3.6	1.6	11.3	4.9
Accretion of loss contract	0.3	—	0.3	—

EBITDA from continuing operations	85.8	27.0	244.8	87.5

Pro forma adjustments:
Acquisition and development costs	0.8	2.6	1.0	2.9
Stock option expense	0.7	0.3	3.0	0.9
Earnings in equity investee	(0.2)	—	(0.8)	—
Restructuring charges	2.2	—	4.1	—
Interest income non-cash	(0.1)	(0.0)	(0.2)	(0.1)
Other non-cash earnings	—	(0.2)	—	(0.4)
Cash dividends received	0.4	—	0.4	—
Impairment of assets	—	—	—	—
Loss on sale of assets	0.8	0.2	0.6	0.7
Acquisition and integration costs	8.9	1.2	21.2	1.2

Adjusted EBITDA from continuing operations	99.3	31.1	274.1	92.7

Impact of acquisitions:
Veolia acquisition - continuing operations	—	62.1	—	180.1
Other acquisitions	0.5	0.1	2.1	0.5

Proforma Adjusted EBITDA	$99.8	$93.3	$276.2	$273.3

Revenue from continuing operations	$345.7	$115.4	$988.5	$341.0
Adjusted EBITDA from continuing operations	$99.3	$31.1	$274.1	$92.7
Adjusted EBITDA margin from continuing operations	28.7%	27.0%	27.7%	27.2%

ADJUSTED EBITDA CONTINUED

Trailing Twelve Months Ended September 30, 2013

Net loss	$(266.9)

Additions/deductions:
Continuing operations
(Benefit) for income taxes	(49.5)
Interest expense	154.1
Depreciation and amortization	253.4
Accretion on landfill retirement obligations	14.6
Interest accretion on loss contract	0.4
Discontinued operations
(Benefit) for income taxes	(9.4)
Interest expense	0.3
Depreciation and amortization	7.2
Accretion on landfill retirement obligations	0.8

EBITDA	105.0

Pro Forma Adjustments:
Acquisition and development costs	(0.7)
Stock option expense	3.4
Earnings in equity investee	(0.9)
Cash dividends received	0.4
Restructuring charges	14.0
Interest income non-cash	(0.3)
Impairment on assets, continuing and discontinued operations	143.4
Loss on sale of assets from continuing and discontinued operations	2.3
Debt conversion costs	9.4
Other non-cash income	(0.2)
Minority interest	(1.3)
Costs associated with integration of Veolia	53.4

Adjusted EBITDA	328.0
Estimated net cost savings expected to be realized in next 12 months
Estimated synergies	34.9
Synergies achieved	(20.6)
Impact of acquisitions
Veolia acquisition	37.5
Other acquisitions	6.1
Divestitures	(2.1)
Municipal contracts	0.6

Proforma Adjusted EBITDA	$384.4

Reconciliation of net loss for the trailing twelve month period
Net loss for the nine month period ending September 30, 2013	$(81.8)
Net loss for the three month period ending December 31, 2012	(185.1)

Net loss for the trailing twelve month period ending September 30, 2013	$(266.9)

ADJUSTED FREE CASH FLOW

The following table calculates our adjusted free cash flow, which is not a measure determined in accordance with GAAP, for the nine months ended September 30 (in millions):

	2013	2012

Net cash provided by operating activities	$165.4	$74.8
Capital expenditures	(112.2)	(60.8)
Proceeds from the sale of property and equipment	0.4	1.1

Free cash flow	53.6	15.1
Restructuring payments	4.1	—
Bonuses paid on behalf of Veolia	9.9	—
Costs associated with integration of Veolia acquisition	25.2	—

Adjusted free cash flow	$92.8	$15.1

Revenue from continuing operations	$988.5	$341.0
Revenue from discontinued operations	95.7	94.1

Total revenue	$1,084.2	$435.1

Adjusted free cash flow as a percentage of total revenue	8.6%	3.5%
Capital expenditures as a percentage of total revenue	10.4%	14.0%

The summary of free cash flows has been prepared to highlight and facilitate understanding of the principal cash flow elements. Free cash flow is not a measure of financial performance under generally accepted accounting principles and is not intended to replace the consolidated statement of cash flows that was prepared in accordance with generally accepted accounting principles.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements within the meaning of the U.S. federal securities laws. All statements other than statements of historical facts in this prospectus, including, without limitation, those regarding our business strategy, financial position, results of operations, plans, prospects and objectives of management for future operations (including development plans and objectives relating to our activities), are forward-looking statements. Many, but not all, of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend” and “future” and similar words. Statements that address activities, events or developments that we intend, expect or believe may occur in the future are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities & Exchange Act of 1934, as amended and are subject to the “safe harbor” created by those sections. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements.

There are a number of risks, uncertainties and other important factors, many of which are beyond our control, that could cause actual results to differ materially from the forward-looking statements contained in this report. Such risks, uncertainties and factors include those set forth under the heading “Risk Factors” in our prospectus, dated November 8, 2013, filed with the Securities and Exchange Commission on November 8, 2013 pursuant to Rule 424(b) of the Securities Act of 1933, as amended. Examples of these risks, uncertainties and other factors include, but are not limited to: risks relating to our ability to compete; risks relating to our substantial indebtedness, our ability to service such debt and our ability to comply with debt covenants; risks relating to our ability to meet liquidity needs; risks relating to our ability to implement our growth strategy as and when planned; risks associated with acquisitions; risks relating to our ability to realize operating efficiencies in the integration of the Veolia acquisition or other business combinations; risks relating to the seasonality of our business and fluctuations in quarterly operating results; risks relating to the timing, renewal and exclusivity of contracts; risks relating to possible impairment of goodwill and other intangible assets; risks relating to our dependence on senior, regional and local management; risks associated with technology; risks relating to litigation, regulatory investigations and tax examinations; risks relating to weather conditions or natural disasters; the risk that we will not be able to improve margins; risks relating to the availability of qualified employees, particularly in new or more cost-effective locations; risks relating to the supply and price of fuel; risks relating to the pricing of commodities; risks relating to the shifting view of traditional waste streams as renewable resources in our industry; risks relating to the possible loss of key customers or loss of significant volumes from key customers; risks relating to government regulations; risks relating to the instability in the financial markets; risks relating to adverse capital and credit market conditions; and risks relating to the domestic and international economies.

The above examples are not exhaustive and new risks may emerge from time to time. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we will operate in the future. These forward-looking statements speak only as of the date of this report. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based.